UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 12, 2010

ACADIA REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1311 Mamaroneck Avenue
Suite 260
White Plains, New York 10605
(Address of principal executive offices) (Zip Code)

(914) 288-8100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Prior to June 30, 2010, Acadia Realty Trust (the “Company”), through Acadia-P/A/T Albee LLC (“Acadia P/A/T”), and an unaffiliated joint venture partner, California Urban Investment Partners, LLC (“CUIP”) owned a leasehold interest in CityPoint, a mixed-use, redevelopment project located in downtown Brooklyn, New York. Acadia P/A/T is a subsidiary of Acadia Strategic Opportunity Fund II, LLC, which is a consolidated subsidiary of the Company in which the Company has a 20% equity interest. Acadia P/A/T owned a 75% interest in the retail component, a 50% interest in the office component and no interest in the residential component of CityPoint. CUIP owned the remaining interests in the retail and office components and 100% of the residential component of the project.  Accordingly, Acadia P/A/T’s interest represented 24.75% of the overall original acquisition cost and subsequent carry and pre-development costs.

On June 30, 2010, Acadia P/A/T acquired all of CUIP’s interests in CityPoint for $9.2 million (the “Transaction”), consisting of a current payment of $2.0 million and deferred payments, potentially through 2020, aggregating $7.2 million, as well as the assumption of CUIP’s share of the first mortgage debt representing $19.6 million.

As a result of the Transaction, which in accordance with generally accepted accounting principals (“GAAP”) is considered a business combination achieved in stages, Acadia P/A/T is required to report its entire investment in CityPoint at fair market value. Based on a June 30, 2010 appraised value of $108 million and Acadia P/A/T’s aggregate cost basis, including its basis before the Transaction of $45.4 million, Acadia P/A/T will be reporting a non-cash gain of approximately $33.8 million for the three months ended June 30, 2010. The Company’s share of this gain, net of the non-controlling interests’ share, amounts to $6.3 million.

Based solely on the Transaction, the Company has updated its guidance range for diluted earnings per share and diluted funds from operations (“FFO”) per share to be $0.15 higher over the guidance range previously issued in its press release, dated April 27, 2010, included as Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished to the Securities and Exchange Commission on April 29, 2010.

The Company considers FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity real estate investment trust (“REIT”) due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (losses) from sales of depreciated property and depreciation and amortization expenses. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REIT’s. FFO does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

The following is a reconciliation of the calculation of the Company’s revised guidance range for 2010 of diluted earnings per share and diluted FFO per share:

Revised Guidance Range for 2010	Low	High
Diluted earnings per share	$0.61	$0.66
Depreciation of real estate and amortization of leasing costs:
Wholly owned and consolidated partnerships	0.44	0.44
Unconsolidated partnerships	0.04	0.04
Noncontrolling interest in Operating Partnership	0.01	0.01
Diluted FFO per share	$1.10	$1.15

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

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Certain matters in this item may constitute forward-looking statements within the meaning of federal securities law and as such may involve known and unknown risk, uncertainties and other factors that may cause the actual results, performances or achievements of the Company to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. These forward-looking statements include statements regarding the Company’s future financial results and its ability to capitalize on potential opportunities arising from the current economic turmoil.  Factors that could cause the Company’s forward-looking statements to differ from its future results include, but are not limited to, those discussed under the headings “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s most recent annual report on Form 10-K filed with the SEC on March 1, 2010 (“Form 10-K”) and other periodic reports filed with the SEC, including risks related to:  (i) the current global financial condition and its effect on retail tenants; (ii) the Company’s reliance on revenues derived from major tenants; (iii) the Company’s limited control over joint venture investments; (iv) the Company’s partnership structure; (v) real estate and the geographic concentration of the Company’s properties; (vi) market interest rates; (vii) leverage; (viii) liability for environmental matters; (ix) the Company’s growth strategy; (x) the Company’s status as a REIT; (xi) uninsured losses and (xii) the loss of key executives. Copies of the Form 10-K and the other periodic reports the Company files with the SEC are available on the Company’s website at www.acadiarealty.com.   Any forward-looking statements in this item speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST

Date:	July 12, 2010	By:	/s/ Michael Nelsen
Name: Michael Nelsen
Title: Senior Vice President and Chief Financial Officer